SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                 TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:
      2)  Aggregate number of securities to which transaction applies:
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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4)  Proposed maximum aggregate value of transaction:
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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
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PAGE


[LOGO]
FRANKLIN TEMPLETON
INVESTMENTS

                TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of shareholders scheduled for November 29, 2001 at 2:00 p.m. Eastern time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendations on page 1 of the proxy statement.

We urge you to spend a few minutes reviewing the proposals in the proxy statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).


                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

[LOGO]
FRANKLIN TEMPLETON
INVESTMENTS

                TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting ("Meeting") of shareholders of Templeton Vietnam and Southeast Asia Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Thursday, November 29, 2001 at 2:00 p.m. Eastern time.

During the Meeting, shareholders of the Fund will vote on two proposals:

1. The election of five Directors of the Fund to hold office for the terms specified; and

2. The approval or rejection of a shareholder proposal, if properly presented at the meeting, requesting that the Board of Directors authorize a one-time, unlimited tender offer at net asset value or otherwise take the steps necessary to permit shareholders to realize NAV for their shares.

                                        By order of the Board of Directors,

                                        Barbara J. Green
                                        Secretary

October 16 , 2001


  Many shareholders hold shares in more than one Templeton fund and will receive proxy material for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares you own.

                TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

                                PROXY STATEMENT

 . INFORMATION ABOUT VOTING

Who is eligible to vote?

Shareholders of record at the close of business on September 28, 2001 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, proxy card, and proxy statement were mailed to shareholders of record on or about October 16, 2001.

On what issues am I being asked to vote?

You are being asked to vote on two proposals:

    1.  The election of five nominees to the position of Director; and

    2. The approval or rejection of a shareholder proposal, if properly presented at the meeting, requesting that the Board of Directors authorize a one-time, unlimited tender offer at net asset value or otherwise take the steps necessary to permit shareholders to realize NAV for their shares.

How do the Fund's Directors recommend that I vote?

The Directors unanimously recommend that you vote:

    1.  FOR the election of the five nominees;

    2. AGAINST the shareholder proposal requesting that the Board of Directors authorize a one-time, unlimited tender offer at net asset value or otherwise take the steps necessary to permit shareholders to realize NAV for their shares.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for Proposals 1 and 2, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for Proposals 1 and 2, your shares will be voted IN FAVOR of the nominees for Director (Proposal 1) and AGAINST the shareholder proposal requesting that the Board of Directors authorize a one-time, unlimited tender offer at net asset value or otherwise take steps necessary to permit shareholders to realize NAV for their shares (Proposal 2).

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

 . THE PROPOSALS

PROPOSAL 1: ELECTION OF DIRECTORS

How are nominees selected?

The Board of Directors of the Fund (the "Board") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin, all of whom are independent directors. The Committee is responsible for the selection and nomination for appointment of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

Who are the nominees and Directors?

The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of four Directors expire. Harmon E. Burns, Betty P. Krahmer, Gordon S. Macklin, and Fred R. Millsaps have been nominated for three-year terms, set to expire at the 2004 Annual Meeting of shareholders. In addition, Constantine D. Tseretopoulos has been nominated for a one-year term, set to expire at the 2002 Annual Meeting of shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds").

Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 18% and 15%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, Vice President of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, the Chairman of the Board and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund. There are no family relationships among any of the Directors or nominees.

Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Directors.

Listed below, for each nominee and Director, is a brief description of recent professional experience and ownership of shares of the Fund and shares of the Franklin Templeton funds.

                                                                                Fund Shares       Shares Beneficially
                                                                           Beneficially Owned and  Owned in Franklin
                                                                           % of Total Outstanding   Templeton funds
                        Name, Principal Occupation                              Shares as of      (including the Fund)
                    During the Past Five Years and Age                       September 30, 2001   as of June 30, 2001
-------------------------------------------------------------------------- ---------------------- --------------------
Nominees to serve until 2004 Annual Meeting of shareholders:

Harmon E. Burns*                                                                      0                4,108,928
Director since 1994 and Vice President since 1996

Vice Chairman, Member--Office of the Chairman and Director,
Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin
Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.;
and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments. Age 56.

Betty P. Krahmer                                                                    500**                148,831
Director since 1994

Director or trustee of various civic associations; director or trustee, as the case may be, of 18 of the investment companies in Franklin
Templeton Investments; and formerly, Economic Analyst, U.S.
government. Age 72.

                                                                             Fund Shares       Shares Beneficially
                                                                        Beneficially Owned and  Owned in Franklin
                                                                        % of Total Outstanding   Templeton funds
                      Name, Principal Occupation                             Shares as of      (including the Fund)
                  During the Past Five Years and Age                      September 30, 2001   as of June 30, 2001
----------------------------------------------------------------------- -----                  ---------
Gordon S. Macklin                                                               2,000**               325,152
Director since 1994

Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); Director, Martek Biosciences Corporation, WorldCom,
Inc. (communications services), MedImmune, Inc. (biotechnology),
Overstock.com (Internet services) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and formerly, Chairman, White River Corporation (financial services)
(until 1998) and Hambrecht & Quist Group (investment banking)
(until 1992), and President, National Association of Securities
Dealers, Inc. (until 1987). Age 73.

Fred R. Millsaps                                                                    0               1,024,729
Director since 1994

Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 19 of the investment companies in Franklin Templeton
Investments; and formerly, Chairman and Chief Executive Officer,
Landmark Banking Corporation (1969-1978), Financial Vice
President, Florida Power and Light (1965-1969), and Vice President,
Federal Reserve Bank of Atlanta (1958-1965). Age 72.

Nominee to serve until 2002 Annual Meeting of shareholders:

Constantine D. Tseretopoulos                                                        0                  77,372
Director since February 2001

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; director or trustee, as the case may be, of 15 of the investment companies in Franklin Templeton Investments; and formerly, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical
Center (1982-1985). Age 47.

Directors serving until 2003 Annual Meeting of shareholders:

Harris J. Ashton                                                                  500**               509,584
Director since 1994

Director, RBC Holdings, Inc. (bank holding company) and Bar-S
Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton
Investments; and formerly, President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998). Age 69.

                                                                                Fund Shares       Shares Beneficially
                                                                           Beneficially Owned and  Owned in Franklin
                                                                           % of Total Outstanding   Templeton funds
                        Name, Principal Occupation                              Shares as of      (including the Fund)
                    During the Past Five Years and Age                       September 30, 2001   as of June 30, 2001
-------------------------------------------------------------------------- ---------------------- --------------------
Nicholas F. Brady*                                                                 1,000**               15,186
Director since 1994

Chairman, Templeton Emerging Markets Investment Trust PLC,
Templeton Latin America Investment Trust PLC, Darby Overseas
Investments, Ltd. and Darby Emerging Markets Investments LDC
(investment firms) (1994-present); Director, Templeton Capital
Advisors Ltd., Templeton Global Strategy Funds, Amerada Hess
Corporation (exploration and refining of oil and gas), C2, Inc.
(operating and investment business), and H.J. Heinz Company
(processed foods and allied products); director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton
Investments; and formerly, Secretary of the United States Department of the Treasury (1988-1993), Chairman of the Board, Dillon, Read &
Co., Inc. (investment banking) (until 1988) and U.S. Senator, New
Jersey (April 1982-December 1982). Age 71.

S. Joseph Fortunato                                                                  100**              790,259
Director since 1994

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments. Age 69.

Edith E. Holiday                                                                     100**               41,268
Director since 1996

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products)
(1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-present); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton
Investments; and formerly, Assistant to the President of the United
States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989). Age 49.

                                                                              Fund Shares       Shares Beneficially
                                                                         Beneficially Owned and  Owned in Franklin
                                                                         % of Total Outstanding   Templeton funds
                       Name, Principal Occupation                             Shares as of      (including the Fund)
                   During the Past Five Years and Age                      September 30, 2001   as of June 30, 2001
------------------------------------------------------------------------ --------               ---------
Directors serving until 2002 Annual Meeting of shareholders:

Martin L. Flanagan*                                                                  312**              13,051
Director and Vice President since 1994

President, Member--Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice
President and Chief Financial Officer, Franklin Mutual Advisers,
LLC; Executive Vice President, Chief Financial Officer and Director,
Templeton Worldwide, Inc.; Executive Vice President and Chief
Operating Officer, Templeton Investment Counsel, LLC; Executive
Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin
Templeton Investor Services, LLC; Chief Financial Officer, Franklin
Advisory Services, LLC; Chairman, Franklin Templeton Services,
LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin
Templeton Investments. Age 41.

Andrew H. Hines, Jr.                                                                   0                66,658
Director since 1994

Consultant, Triangle Consulting Group; Executive-in-Residence,
Eckerd College (1991-present); director or trustee, as the case may be, of 19 of the investment companies in Franklin Templeton
Investments; and formerly, Chairman and Director, Precise Power
Corporation (1990-1997), Director, Checkers Drive-In Restaurant, Inc.
(1994-1997), and Chairman of the Board and Chief Executive Officer,
Florida Progress Corporation (holding company in the energy area)
(1982-1990) and director of various of its subsidiaries. Age 78.

Charles B. Johnson*                                                                1,312**           1,919,988
Chairman since 1995 and Vice President since 1994

Chairman of the Board, Chief Executive Officer, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President,
Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments. Age 68.

-------------------------

  *Nicholas F. Brady, Harmon E. Burns, Martin L. Flanagan, and Charles B.
   Johnson are "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is an interested person due to his ownership interest in Resources, his employment affiliation with Resources and his position with the Fund. Messrs. Burns and Flanagan are interested persons due to their employment affiliations with Resources and their positions with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging

   Markets Fund, L.P. ("DEMF"). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees and Directors of the Fund are not interested persons of the Fund (the "Independent Directors").
** Lessthan 1%.

How often do the Directors meet and what are they paid?

The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady a fee of $100 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

During the fiscal year ended March 31, 2001, there were five meetings of the Board, three meetings of the Audit Committee, and five meetings of the Nominating and Compensation Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served.

Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from Franklin Templeton funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                                      Number of Boards within   Total Compensation from
                             Aggregate Compensation Franklin Templeton funds on   Franklin Templeton
      Name of Director          from the Fund *       which Director Serves**          funds ***
---------------------------- ---------------------- --------------------------- -----------------------
Harris J. Ashton                      $500                      48                     $359,404
Nicholas F. Brady                      400                      18                      128,400
S. Joseph Fortunato                    500                      49                      359,629
Andrew H. Hines, Jr.                   506                      19                      199,100
Edith E. Holiday                       500                      28                      248,305
Betty P. Krahmer                       500                      18                      136,000
Gordon S. Macklin                      500                      48                      359,504
Fred R. Millsaps                       506                      19                      199,100
Constantine D. Tseretopoulos           100                      15                       84,000

-------------------------

  *Compensation received for the fiscal year ended March 31, 2001.

 **We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 53 registered investment companies, with approximately 162 U.S. based funds or series.
***For the calendar year ended December 31, 2000.

The table above indicates the total fees paid to Directors by the Fund individually and by all of the Franklin Templeton funds. These Directors also serve as directors or trustees of other investment companies in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:

    Name and Offices                             Principal Occupation
     with the Fund                          During Past Five Years and Age
------------------------- ------------------------------------------------------------------
Charles B. Johnson        See "Directors serving until 2002 Annual Meeting of shareholders."
Chairman since 1995 and
Vice President since 1994

Mark Mobius               Portfolio Manager of various Templeton advisory affiliates;
President since 1994      Managing Director, Templeton Asset Management Ltd.; Executive
                          Vice President and Director, Templeton Global Advisors Limited;
                          officer of eight of the investment companies in Franklin Templeton
                          Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin Resources, Inc.; and formerly,
                          President, International Investment Trust Company Limited
                          (investment manager of Taiwan R.O.C. Fund) (1986-1987) and
                          Director, Vickers da Costa, Hong Kong (1983-1986). Age 65.

        Name and Offices                                  Principal Occupation
         with the Fund                               During Past Five Years and Age
--------------------------------- --------------------------------------------------------------------
Rupert H. Johnson, Jr.            Vice Chairman, Member--Office of the Chairman and Director,
Vice President since 1996         Franklin Resources, Inc.; Vice President and Director, Franklin
                                  Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and
                                  Franklin Investment Advisory Services, Inc.; Senior Vice President,
                                  Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
                                  Franklin Resources, Inc. and of 51 of the investment companies in
                                  Franklin Templeton Investments. Age 61.

Harmon E. Burns                   See "Nominees to serve until 2004 Annual Meeting of
Director since 1994 and           shareholders."
Vice President since 1996

Charles E. Johnson                President, Member--Office of the President and Director, Franklin
Vice President since 1996         Resources, Inc.; Senior Vice President, Franklin Templeton
                                  Distributors, Inc.; President and Director, Templeton Worldwide,
                                  Inc. and Franklin Advisers, Inc.; Chairman of the Board, President
                                  and Director, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin
                                  Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton
                                  Investments. Age 45.

Martin L. Flanagan                See "Directors serving until 2002 Annual Meeting of shareholders."
Director and Vice President
since 1994

Jeffrey A. Everett                President and Director, Templeton Global Advisors Limited; officer
Vice President since January 2001 of some of the investment companies in Franklin Templeton
                                  Investments; and formerly, Investment Officer, First Pennsylvania
                                  Investment Research (until 1989). Age 37.

Samuel J. Forester, Jr.           Managing Director, Templeton Worldwide, Inc.; Vice President and
Vice President since 1994         Director, Templeton Global Income Portfolio Ltd.; Director, Closed
                                  Joint-Stock Company Templeton and Templeton Trust Services Pvt.
                                  Ltd.; officer of 9 of the investment companies in Franklin
                                  Templeton Investments; and formerly, President, Templeton Global
                                  Bond Managers, a division of Templeton Investment Counsel, LLC,
                                  Founder and Partner, Forester, Hairston Investment Management,
                                  Inc. (1989-1990), Managing Director (Mid-East Region), Merrill
                                  Lynch, Pierce, Fenner & Smith Inc. (1987-1988), and Advisor for
                                  Saudi Arabian Monetary Agency (1982-1987). Age 53.

John R. Kay                       Vice President, Templeton Worldwide, Inc.; Assistant Vice
Vice President since 1994         President, Franklin Templeton Distributors, Inc.; Senior Vice
                                  President, Franklin Templeton Services, LLC; officer of 23 of the investment companies in Franklin Templeton Investments; and
                                  formerly, Vice President and Controller, Keystone Group, Inc.
                                  Age 61.

           Name and Offices                                     Principal Occupation
            with the Fund                                  During Past Five Years and Age
-------------------------------------- ----------------------------------------------------------------------
Murray L. Simpson                      Executive Vice President and General Counsel, Franklin Resources,
Vice President and Assistant Secretary Inc.; officer and/or director of some of the subsidiaries of Franklin
since 2000                             Resources, Inc.; officer of 52 of the investment companies in
                                       Franklin Templeton Investments; and formerly, Chief Executive
                                       Officer and Managing Director, Templeton Franklin Investment
                                       Services (Asia) Limited (until 2000) and Director, Templeton Asset
                                       Management Ltd. (until 1999). Age 64.

Barbara J. Green                       Vice President and Deputy General Counsel, Franklin Resources,
Vice President since 2000 and          Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of
Secretary since 1996                   52 of the investment companies in Franklin Templeton Investments;
                                       and formerly, Deputy Director, Division of Investment
                                       Management, Executive Assistant and Senior Advisor to the
                                       Chairman, Counselor to the Chairman, Special Counsel and
                                       Attorney Fellow, U.S. Securities and Exchange Commission (1986-
                                       1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk,
                                       U.S. District Court (District of Massachusetts) (until 1979). Age 53.

David P. Goss                          Associate General Counsel, Franklin Templeton Investments;
Vice President and Assistant Secretary President, Chief Executive Officer and Director, Property
since 2000                             Resources, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of
                                       52 of the investment companies in Franklin Templeton Investments;
                                       and formerly, President, Chief Executive Officer and Director,
                                       Franklin Real Estate Income Fund and Franklin Advantage Real
                                       Estate Income Fund (until 1996), Property Resources Equity Trust
                                       (until 1999) and Franklin Select Realty Trust (until 2000). Age 54.

Bruce S. Rosenberg                     Vice President, Franklin Templeton Services, LLC, and officer of 19
Treasurer since 2000                   of the investment companies in Franklin Templeton Investments;
                                       and formerly, Senior Manager-Fund Accounting, Templeton
                                       Global Investors, Inc. (1995-1996). Age 39.

PROPOSAL  2: APPROVAL OR REJECTION OF A SHAREHOLDER PROPOSAL REQUESTING THAT
             THE BOARD OF DIRECTORS AUTHORIZE A ONE-TIME UNLIMITED TENDER OFFER AT NET ASSET VALUE OR OTHERWISE TAKE THE STEPS NECESSARY TO PERMIT SHAREHOLDERS TO REALIZE NET ASSET VALUE FOR THEIR SHARES.

What is being considered under this item?

At the Meeting, a shareholder of the Fund is expected to ask you to vote on his proposal requesting the Board of Directors authorize a one-time unlimited tender offer at net asset value ("NAV") or otherwise take the steps necessary to permit shareholders to realize NAV for their shares.

FOR THE REASONS DISCUSSED BELOW UNDER THE HEADING "OPPOSITION STATEMENT OF THE DIRECTORS," THE BOARD OF DIRECTORS UNANIMOUSLY OPPOSES THE PROPOSAL AND STRONGLY URGES ALL SHAREHOLDERS TO VOTE "AGAINST" THE PROPOSAL.

What is the shareholder's proposal?

The Fund has been informed by Mr. Walter S. Baer, 344 S. Canyon View Drive, Los Angeles, California 90049, that he expects to present the shareholder proposal set forth below at the Meeting. The Fund will promptly provide information as to the number of Fund shares that Mr. Baer holds upon receipt of a request for such information.

    "RESOLVED: The shareholders of The Templeton Vietnam and Southeast Asia Fund ("Fund") request that the Board of Directors authorize a one-time, unlimited tender offer at net asset value (NAV) or otherwise take the steps necessary to permit shareholders to realize NAV for their shares."

Mr. Baer has requested that the following statement be included in the proxy statement in support of his proposal:

"In 1997, the Fund's Board of Directors authorized a tender offer at NAV, which ended in January 1998. Since that time, despite a broadened investment focus and change of name, our Fund has not performed well. Both the NAV and market price of our shares have fallen well below what they were in January 1998. In the past fiscal year ending March 31, the share market price dropped by more than 25 percent. Moreover, our shares remain at a discount of more than 20 percent below NAV, which means that more than $7 million in value is unavailable to shareholders.

This proposal asks the Board again to authorize a tender offer at net asset value or otherwise permit shareholders to realize NAV through such actions as open-ending, merging with an open-end fund, or liquidating the Fund. In my opinion, shareholders who stayed with the Fund in 1997, or who subsequently bought shares in the hope that the Fund's broadened mandate would lead to better results, should have an opportunity to realize full value for our shares. Passing this resolution will also let the Board know that the shareholders want and expect them to take action to greatly reduce or eliminate the discount from NAV at which our shares trade."

OPPOSITION STATEMENT OF THE DIRECTORS.

What is the recommendation of the Directors?

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE AGAINST THIS PROPOSAL.

The Directors believe that approval of the shareholder proposal would not be in the best interests of the Fund or its shareholders at this time. The proposal requests that the Board authorize a one-time unlimited tender offer at NAV or otherwise take steps necessary to permit shareholders to realize NAV for their shares. The Directors believe that implementing an unlimited tender offer would adversely affect the Fund at this time and could prevent the Fund from pursuing its investment objective of long-term capital appreciation.

Why do the Directors unanimously recommend a vote AGAINST this proposal?

The Directors unanimously recommend a vote AGAINST the proposal for the following reasons:

A one-time unlimited tender offer at this time and under current market conditions:

    . would require the Fund to raise significant cash, which would have to be conducted either through a significant liquidation of the Fund's investments, which may be at "fire sale" prices, through borrowing, or through a combination of liquidation and borrowing;

    . could force the sale of illiquid securities at an inopportune time, resulting in reduced sale prices and significant losses on the Fund's investments, further depleting its resources and reducing the NAV payable to shareholders; and

    . could significantly reduce the Fund's asset size which, in turn, could jeopardize the Fund's continued listing on the New York Stock Exchange.

The Board's position concerning the shareholder proposal is discussed in more detail below. Shareholders are being requested to carefully consider the consequences to their investment if the proposal is approved and if the Board determines to conduct an unlimited tender offer.

CONDUCTING A ONE-TIME UNLIMITED TENDER OFFER FOR THE FUND'S SHARES IS INAPPROPRIATE AT THIS TIME DUE TO THE FUND'S ASSET SIZE, THE NATURE OF ITS INVESTMENT PORTFOLIO AND CURRENT MARKET CONDITIONS.

The shareholder proposal requests that the Board authorize a one-time unlimited tender offer at NAV for the Fund's outstanding shares. Taking into account current market conditions and other factors, the Directors do not believe that this proposal would be in the best interests of the Fund or its shareholders at this time.

An unlimited tender offer could seriously impact the Fund's investment performance and impair its ability to achieve its investment goal. The magnitude of an unlimited tender offer would require the Fund to raise significant cash either through liquidation of Fund investments or through borrowing. Borrowing incurs certain costs, including interest payable on the amount borrowed. As the Fund may only borrow up to 15% of its total assets for use in tender offer repurchases, an unlimited tender offer easily could exceed that amount, and if so, the Fund would be required to liquidate securities. Liquidation of significant portions of the Fund's investments may be difficult for the Fund due to the nature of many of its current portfolio holdings.

Approximately 20% of the Fund's assets are currently invested in direct equity investments in Vietnam, which are considered to be "illiquid securities." These direct equity investments, which were made in efforts to achieve long-term capital appreciation, typically take the form of a business corporation contract, a joint venture company established in Vietnam or a wholly-owned foreign company established in Vietnam. At this time, these securities offer Fund shareholders an opportunity to invest significantly in Vietnamese companies, even though the trading markets in the region are considerably less liquid than in other, more developed countries. Because there is no public market for the Fund's direct equity investments at this time, they are more difficult to dispose of than securities for which there is an active public market. It is also possible the Fund may not be able to sell these securities in a short period of time. Even if they can be sold, it is possible that they would be sold in a forced sale, commonly referred to as a "fire sale." A "fire sale" of these illiquid securities could, in turn, result in significant losses to the Fund since the Fund may be forced, as a result of reduced bargaining power, to sell the securities significantly below the price the Fund could obtain if it made a more orderly disposition of the securities or held them for a sufficiently long period of time to allow them to appreciate in value. A "fire sale" of the Fund's illiquid securities could deplete the Fund's assets and reduce the Fund's NAV during the tender offer, thereby reducing the amount per share tendering shareholders would receive.

An unlimited tender offer likely would require the Fund to sell some of its more liquid portfolio securities, perhaps during unfavorable market conditions, at unfavorable prices or prior to realizing their full capital appreciation potential, to raise the cash needed to repurchase tendered shares. The sale of these securities could leave the Fund's portfolio with fewer liquid holdings. Moreover, in selling securities to pay for shares tendered in an unlimited tender offer, the Fund could incur significant transaction costs. These transaction costs, combined with holding less valuable securities, might further reduce the Fund's NAV and, therefore, the amount payable to shareholders who tender their shares.

Tender offers typically are well subscribed and the completion of an unlimited tender offer by the Fund likely would result in a significant reduction in outstanding Fund shares and a corresponding reduction in the Fund's asset size. If, after an unlimited tender offer, the Fund's average global market capitalization over a consecutive 30 trading day period is less than $15 million, the Fund may lose its listing on the New York Stock Exchange. Under current NYSE guidelines, if a listed company's average global market capitalization falls below $15 million, the company can be involuntarily delisted from the NYSE. As of September 18, 2001, the Fund's average global market capitalization was approximately $27.04 million. The magnitude of an unlimited tender offer could readily reduce the Fund's market capitalization to below $15 million, subjecting the Fund to delisting by the NYSE. The loss of the Fund's NYSE listing could make trading the Fund's shares in the secondary market considerably more difficult.

Liquidating portfolio securities to finance an unlimited tender offer also could result in the realization by the Fund of capital gains and their attendant tax consequences. In addition, tendering shareholders may realize gains or losses for U.S. federal income tax purposes, depending upon their basis in the Fund's shares at the time of the tender offer.

Finally, a reduction in the Fund's discount as a result of an unlimited tender offer may not be long lasting. Although shareholders who tender their shares may receive an immediate gain, any narrowing of the discount that may be experienced by the Fund might not be sustainable in certain market conditions. For this reason, the Board does not believe that an unlimited tender offer at this time is in the best long-term interests of the Fund or its shareholders.

THE DIRECTORS REGULARLY REVIEW THE FUND'S DISCOUNT TO NAV AND CONSIDER WHETHER SPECIFIC MEASURES ARE FEASIBLE AND IN THE SHAREHOLDERS' BEST INTERESTS. TO DATE, THE DIRECTORS HAVE NOT DETERMINED THAT THE ALTERNATIVE ACTIONS REQUESTED IN THE SHAREHOLDER PROPOSAL ARE IN THE BEST INTERESTS OF THE FUND OR ITS SHAREHOLDERS BUT WILL CONTINUE TO REGULARLY REVIEW THESE ALTERNATIVES CAREFULLY.

The proposal's supporting statement offers three alternatives to conducting an unlimited tender offer: converting from a closed-end fund to an open-end fund, merging with an open-end fund, or liquidating. In their oversight of the Fund's management, the Directors regularly review and consider the possibility of tender offers, liquidation, and conversion to an open-end fund or merger of the Fund. To date, the Directors have not determined that those measures would have a positive impact on the Fund. The Directors will, however, continue to engage in their review and analysis at regular Board meetings routinely held five times per year even if the shareholder proposal is not approved, and also will continue to consider the possibility of tender offers, conversion to an open-end fund, merger, or liquidation of the Fund in the future in light of then-current market conditions.

If approved, the shareholder proposal will not have the effect of automatically causing the Fund to conduct an unlimited tender offer. Under Maryland law, shareholders may only request that the Board consider whether the Fund should engage in an unlimited tender offer. If, after further evaluation, the Board determines that conducting an unlimited tender would be in the best interests of the Fund and its shareholders, the Board would then consider what additional actions, if any, should be taken.

FoR THE REASONS DISCUSSED ABOVE THE DIRECTORS UNANIMOUSLY RECOMMEND YOU VOTE AGAINST THIS PROPOSAL.

 . INFORMATION ABOUT THE FUND

The Investment Manager. The Investment Manager of the Fund is Templeton Asset Management Ltd., a Singapore company with a branch office at 7 Temasek Boulevard, #38-03, Suntec Tower One, Singapore. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Resources.

The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is a wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Overpeck Centre, Ridgefield Park, New Jersey 07660.

The Custodian. The custodian for the Fund is The Chase Manhattan Bank, MetroTech Center, Brooklyn, New York 11245.

The Shareholder Servicing Agent. The shareholder servicing agent for the Fund is UBS Warburg LLC (formerly PaineWebber Inc.), 1285 Avenue of the Americas, New York, New York 10019, an affiliate of the initial underwriter of the Fund's shares. Pursuant to a shareholder servicing agreement, UBS Warburg provides certain services to the Fund including statistical information and analysis, ongoing efforts to publicize the Fund's shares and making information available to investors.

Pending Litigation. A consolidated amended complaint was filed in January 2000 in In re Templeton Securities Litigation, Civ. Action No. 98-6059, pending in the U.S. District Court for the Southern District of Florida, following consolidation of three separate cases previously filed in that court in 1998. The suit is brought by plaintiffs James C. Roumell, Michael J. Wetta, and Richard Waksman against defendants Templeton Vietnam Opportunities Fund, Inc. (now known as Templeton Vietnam and Southeast Asia Fund, Inc.), Templeton Asset Management Ltd., Templeton Worldwide, Inc., Franklin Resources, Inc., Charles
B. Johnson, Martin L. Flanagan, Harmon E. Burns, Harris J. Ashton, S. Joseph Fortunato, Gordon S. Macklin, Edith E. Holiday, Betty P. Krahmer, Fred R. Millsaps, Andrew H. Hines, Jr., John William Galbraith, Nicholas F. Brady and
J. Mark Mobius. The consolidated complaint seeks certification of a class and alleges that the defendants, including the Fund, committed violations of the 1940 Act in connection with the Fund's decision to conduct a tender offer commencing in December 1997. Also, plaintiff Wetta asserts a claim under Maryland state law on behalf of the Fund and against the other defendants. The consolidated complaint seeks damages in excess of $40 million from all defendants. Wetta's claim also seeks equitable and monetary relief from the defendants other than the Fund in favor of the Fund. Management believes that this lawsuit is without merit.

Other Matters. The Fund's last audited financial statements and annual report, dated March 31, 2001, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

As of September 28, 2001, the Fund had 4,544,772 shares outstanding and total net assets of $34,324,000. The Fund's shares are listed on the NYSE (Symbol:
TVF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of September 28, 2001, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares, except as shown in the following table:

                                            Amount and Nature        Percent of
  Name and Address of Beneficial Owner   Of Beneficial Ownership Outstanding Shares
  ------------------------------------   ----------------------- ------------------
President and Fellows of Harvard College       738,700/1/              16.25%/2/
c/o Harvard Management Company, Inc.
600 Atlantic Avenue
Boston, MA 02210

City of London, Investment Management          233,600/3/               5.14%/4/
Company Limited
10 Eastcheap
London EC3M1LX
England

-------------------------

1 The nature of beneficial ownership is sole voting and dispositive power as reported on Schedule 13F-HR filed with the U.S. Securities and Exchange Commission ("SEC") on August 7, 2001.
2 As reported on Schedule 13F-HR dated and filed with the SEC on August 7, 2001.
3 The nature of beneficial ownership is sole voting and dispositive power as reported on Schedule 13F filed with the SEC on August 9, 2001.
4  As reported on Schedule 13F dated and filed with the SEC on August 9, 2001.

In addition, to the knowledge of the Fund's management, as of September 28, 2001, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

 . AUDIT COMMITTEE

The Board has a standing Audit Committee consisting of Messrs. Millsaps (Chairman), Hines and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards. Upon the recommendation of the Nominating and Compensation Committee, the Board appointed Mr. Tseretopoulos to the Audit Committee on February 23, 2001. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

Selection of Independent Auditors. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for the fiscal year ended March 31, 2001 were $48,368.

Financial Information Systems Design and Implementation Fees. PwC did not render any services with respect to financial information systems design and implementation during the fiscal year ended March 31, 2001 to the Fund or entities affiliated with the Fund that provide services to the Fund.

All Other Fees. PwC did not render any other non-audit services, including tax-related services, to the Fund or entities affiliated with the Fund that provide services to the Fund for the fiscal year ended March 31, 2001.

Audit Committee Report. The Fund's Board of Directors has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as "Exhibit A" to this proxy statement.

As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.

Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report to shareholders for the fiscal year ended March 31, 2001 for filing with the U.S. Securities and Exchange Commission.

                                        AUDIT COMMITTEE

                                        Fred R. Millsaps (Chairman)
                                        Andrew H. Hines, Jr.
                                        Constantine D. Tseretopoulos

 . FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDERS' MEETING

Solicitation of Proxies. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged Georgeson Shareholder Communications Inc. to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost, including out-of-pocket expenses, ranging between $59,359 and $64,716. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from the proxy soliciting agent asking you to vote. The Fund does not reimburse Directors and Officers of the Fund, or regular employees and agents of the Investment

Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on Proposal 1 on behalf of their customers and beneficial owners. With regard to Proposal 1, certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Methods of Tabulation. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the proposal at the Meeting. Proposal 2, the shareholder proposal requesting that the Board of Directors authorize a one-time, unlimited tender offer at net asset value or otherwise take steps necessary to permit shareholders to realize NAV for their shares, requires the affirmative vote of a majority of the Fund's shares present and voting on the proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each proposal.

Adjournment. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those proposals. The persons named as proxies will vote in their discretion on questions of adjournment.

Shareholder Proposals. The Fund anticipates that its next annual meeting will be held in November 2002. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, Attention: Secretary, no later than June 18, 2002 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement or presented at the meeting. A shareholder who wishes to make a proposal at the 2002 Annual Meeting of shareholders without including the proposal in the Fund's proxy statement should notify the Fund, at the Fund's offices, of such proposal by September 1, 2002. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2002 Annual Meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

                                        By order of the Board of Directors,

                                        Barbara J. Green
                                        Secretary

October 16, 2001

                                                                       Exhibit A

                            AUDIT COMMITTEE CHARTER

                              of Templeton Funds

                            As Amended and Restated

PURPOSE AND COMPOSITION

The primary purpose of the Audit Committee is to oversee for the Templeton Funds (each, a "Fund" and collectively, the "Funds") the Fund's accounting and financial reporting policies and practices and internal controls, assure the quality and objectivity of the independent audit and the Fund's financial statements, act as a liaison between the Board of Directors/Trustees and the Fund's external and internal auditors, and periodically report to the Board of Directors/Trustees. The function of the Audit Committee is oversight with respect to the integrity of the financial statements. The maintenance of adequate systems of internal control is the responsibility of Fund management. This Charter affirms and recognizes that the independent auditors for the Fund are ultimately accountable to the Board of Directors/Trustees and the Audit Committee.

The Committee shall consist of Directors/Trustees that are non-interested Directors/Trustees as defined in the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors/Trustees"). Audit Committee members shall be selected by a majority of the Independent Directors/Trustees of the Fund. One member shall be designated by the Audit Committee members as Chairman of the Audit Committee. Additionally, an Audit Committee of a New York Stock Exchange, Inc. ("NYSE") listed Fund will consist of not fewer than three Independent Directors/Trustees and shall satisfy the qualification requirements of Independence provided in Section 303 of Section 3 of the NYSE Listed Company Manual, as may be amended from time to time.

DUTIES AND RESPONSIBILITIES

The Audit Committee shall have the following duties and responsibilities:

 . The Audit Committee and the Board of Directors/Trustees shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

 . Review audits of the financial records of the Fund and the audit report of the independent auditors.

 . Confer with management of the Fund and the independent auditors regarding accounting and financial statement matters.

 . Review the annual audit plan of the independent auditors to provide reasonable assurance that the major risk exposure areas of the Fund are adequately audited. Discuss the extent of reliance by independent auditors on work of the internal auditors.

 . Review fee arrangements of the independent auditors as negotiated by management.

 . Review Statement on Auditing Standards No. 61 issues with the independent auditors. This Statement governs the required communication of independent auditors with audit committees and includes such items as independence, disagreements with management, management judgments and accounting estimates, and significant accounting policies. The Audit Committee will request that the independent auditors provide a written statement on a periodic basis delineating all relationships between the independent auditors and the Fund and its manager, and actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors. It will recommend, when necessary, that the Board of Directors/Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the auditors' independence.

 . Review with management and the independent auditors the Fund's financial disclosure documents filed with the U.S. Securities and Exchange Commission ("SEC") (e.g., annual financial statements) and to assure that independent auditors have been engaged to review such financial statements of the Fund as may from time to time be required to be reviewed by independent auditors by rule of the SEC and in the case of a Fund that is listed on the NYSE, by rule of the NYSE.

 . Following completion of the annual audit, review with management and the independent auditors the findings and recommendations on internal control and accounting procedures as presented in the independent auditors' management letter required by Independence Standards Board No. 1, as may be modified or supplemented, together with applicable management responses.

 . As necessary, consult with the Fund's Treasurer regarding the adequacy of internal accounting controls and the ongoing findings of the internal auditors.

 . Confer with counsel regarding Legal Department investigations and any material pending litigation. Review with management and the independent auditors the expected impact of any such matters on the financial statements.

 . Obtain guidance from the independent auditors on new pronouncements by the FASB, AICPA, SEC or others having an effective date subsequent to the year-end which will require accounting policy changes or additional disclosures in future financial statements and the anticipated effect. Review the independent auditors' views as to desirability and means of early adoption.

 . Review bases of accounting and valuation for marketable securities, changes in the market value since year-end, method of determining market value of securities not publicly traded and marketability of all items included in this classification, including any material pricing errors for the Fund for the period.

 . Review the cooperation of management in promptly furnishing all information requested by the independent auditors.

 . Review whether all reports of the internal auditors were made available for the independent auditors' review. The extent to which the independent auditors have read such reports and reviewed working papers and work programs in support thereof should be made known to the Audit Committee, along with reliance on such work and impact upon audit scope.

 .  As necessary, review inspection reports from regulatory authorities.

 . Approve, and recommend approval by the Board of Directors/Trustees of, the Fund's dividends and distributions (including declaration, record and payment dates).

MEETINGS

The Audit Committee shall hold meetings at such times as deemed necessary by the Chairman of the Audit Committee or the President of the Fund. Reasonable notice of all meetings shall be given at the direction of the Chairman of the Audit Committee. The agenda shall be established by the Chairman of the Audit Committee.

A majority of the members shall constitute a quorum of the Audit Committee for the transaction of its business.

The Treasurer will have an independent reporting relationship and accountability to the Audit Committee and serve as a liaison between the Fund and the Audit Committee.

The Secretary shall give notice of and shall customarily attend all meetings of the Audit Committee. The Chairman of the Audit Committee may invite other Fund officers to participate in Audit Committee meetings. The Audit Committee may, at its discretion, meet in executive session without the presence of Fund officers.

REPORTING

At the close of the Fund's fiscal year, the Chairman of the Audit Committee shall report to the Board of Directors/Trustees on the results of its reviews and make such recommendations as deemed appropriate and at such other times as the Board of Directors/Trustees requests or as the Audit Committee deems appropriate. The Committee will keep minutes of its meetings and will make such minutes available as requested to the full Board for its review.

ANNUAL CHARTER REVIEW

The Audit Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes as may be deemed necessary to the full Board of Directors/Trustees. With respect to any subsequent changes to the composition of the Audit Committee of a NYSE listed Fund, and otherwise approximately once each year, a NYSE listed Fund will submit to the NYSE the NYSE's Written Affirmation in accordance in Section 303.02 of the NYSE Listed Company Manual.

Approved by Audit Committees May 10, 2000
Adopted by Boards of Directors/Trustees May 17, 2000
Amended by Audit Committees February 09, 2001
Adopted by Boards of Directors/Trustees February 23, 2001



                                                               TLTVF PROXY 10/01

PAGE



                 TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
                ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 29, 2001

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, SAMUEL J. FORESTER, JR. and BRUCE S. ROSENBERG, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Vietnam and Southeast Asia Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida at 2:00 p.m., Eastern time, on the 29th day of November 2001, including any postponements or adjournments thereof, upon the matters set forth below, and instructs them to vote upon any matter that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSAL 1 (INCLUDING ALL NOMINEES FOR DIRECTORS) AND AGAINST PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE


PAGE


                                              Please mark your ballot as
                                              indicated in this example  [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

Proposal 1 - Election of Directors.




    FOR all nominees               WITHHOLD          Nominees:  01 Harmon E. Burns, 02 Betty P. Krahmer,
    listed (except as              AUTHORITY         03 Gordon S. Macklin, 04 Fred R. Millsaps and
    marked to the right)         to vote for all     05 Constantine D. Tseretopoulos
                                 nominees listed

         [  ]                        [  ]            To withhold authority to nominee, write that
                                                     nominee's name on the line below.

                                                     ------------------------------------------------------------



THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST PROPOSAL 2.

Proposal 2 - Shareholder proposal requesting that the Board of Directors authorize a one-time, unlimited tender offer at net asset value or otherwise take the steps necessary to permit shareholders to realize NAV for their shares.

               FOR               AGAINST             ABSTAIN

               [ ]                 [ ]                 [ ]



                                                                 YES      NO
                               I PLAN TO ATTEND THE MEETING.     [ ]      []




Signature(s)                                         Dated               , 2001
            -----------------------------------------     ---------------
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

                              FOLD AND DETACH HERE